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                                                                    EXHIBIT 10.1

                             Arthur Andersen & Co.
                          Certified Public Accountants
                              25/F, Wing On Centre
                          111 Connaught Road, Central
                                   Hong Kong


May 12, 1999


The Board of Directors
Paddington Inc.
c/o 1220 North Market Street
Suite 606, Wilmington
Delaware 19801
United States of America



Dear Sirs,

As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-SB of our report dated May 5, 1999 included in this Registration Statement. It should be noted that we have not audited any financial statements of the Company subsequent to April 30, 1999 or performed any audit procedures subsequent to the date of our report.



Very truly yours,



/s/ ARTHUR ANDERSEN & CO.
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    ARTHUR ANDERSEN & CO.